Exhibit 99.1

Enhabit Reports First Quarter 2025 Financial Results
Company to host a conference call tomorrow, May 8, 2025, at 10 a.m. EDT
DALLAS, TX – May 7, 2025 – Enhabit, Inc. (NYSE: EHAB), a leading home health and hospice care provider, today reported its results of operations for the first quarter ended March 31, 2025.
“Enhabit’s first quarter 2025 results are a product of steadfast execution of our strategies,” said Barb Jacobsmeyer, president and CEO of Enhabit. “Home health census grew 3.7% sequentially and hospice census grew 12.3% year over year. The combination of strong growth, improved profitability and continued balance sheet improvements resulted in a leverage ratio now below 4.5 times. This enables us to formally exit the covenant relief period restrictions in our credit agreement and allows us to benefit from improved pricing on our debt and added flexibility going forward.”
QUARTERLY PERFORMANCE - CONSOLIDATED
•Net service revenue of $259.9 million
•Net income attributable to Enhabit, Inc. of $17.8 million, which includes a gain on sale of investment of $14.7 million, net of tax
•Adjusted EBITDA of $26.6 million
•Earnings per share of $0.35
•Adjusted diluted earnings per share of $0.10
RECENT COMPANY HIGHLIGHTS
•Home health non-Medicare admissions increased 7.4% with total admissions growth of 0.7% year over year. When normalizing for leap year and branches closed in Q1, total admission growth was 2.5%.
•Sequential home health Medicare ADC growth of 1.5%, marking the second consecutive quarter of growth
•Total home health ADC sequential growth of 3.7% and exited Q1 2025 with ADC above prior year
•Home health cost per patient day decreased 2.4% year over year
•Hospice average daily census increased 12.3% year over year
◦Average daily census increased sequentially every month since January 2024
•Hospice admissions increased 8.0% year over year
•Hospice Adjusted EBITDA increased 64.8% year over year
•Hospice cost per patient day decreased 0.8% year over year
•One Hospice de novo branch opened in Q1

•Consolidated Adjusted EBITDA grew 5.1% year over year and 6.0% sequentially to $26.6 million.
•Reduced bank debt by $25.0 million in the quarter
◦Bank debt down $60.0 million year over year
◦Leverage ratio below 4.5 times, one quarter earlier than credit agreement required
•Home office G&A expenses decreased 1.3% due to cost control initiatives
FINANCIAL RESULTS
Consolidated

($ in millions, except per share data)	Q1				'25 vs. '24
	2025		2024
Home health net service revenue	$200.6		$213.2		(5.9)%
Hospice net service revenue	59.3		49.2		20.5%
Total net service revenue	$259.9		$262.4		(1.0)%
	% of revenue		% of revenue
Cost of service	50.1%	$130.2	51.1%	$134.2	(3.0)%
Gross margin	49.9%	129.7	48.9%	128.2	1.2%
General and administrative expenses	39.4%	102.4	38.9%	102.2	0.2%
Total operating expenses	89.5%	$232.6	90.1%	$236.4	(1.6)%
Net income attributable to noncontrolling interests	0.6		0.7
Adjusted EBITDA	$26.6		$25.3		5.1%
Adjusted EBITDA margin	10.2%		9.6%
Net income attributable to Enhabit, Inc.	$17.8		$0.2		8,800.0%
Reported diluted EPS	$0.35		$0.01		3,400.0%
Adjusted diluted EPS	$0.10		$0.07		42.9%

SEGMENT RESULTS
Home health

($ in millions)	Q1		'25 vs. '24
	2025	2024
Net service revenue:
Medicare	$114.2	$128.3	(11.0)%
Non-Medicare	84.4	82.6	2.2%
Private duty(1)	2.0	2.3	(13.0)%
Home health net service revenue	200.6	213.2	(5.9)%
Cost of service	103.4	109.9	(5.9)%
Gross margin	48.5%	48.5%
General and administrative expenses	58.4	59.5	(1.8)%
Net income attributable to noncontrolling interests	0.5	0.6	(16.7)%
Adjusted EBITDA	$38.3	$43.2	(11.3)%
% Adj. EBITDA margin	19.1%	20.3%
Operational metrics (actual amounts)
Medicare:
Admissions	24,044	25,944	(7.3)%
Recertifications	15,734	17,652	(10.9)%
Completed episodes	38,266	43,171	(11.4)%
Average daily census	20,110	21,709	(7.4)%
Visits	547,690	632,047	(13.3)%
Visits per episode	14.3	14.6	(2.1)%
Revenue per episode	$2,984	$2,972	0.4%
Non-Medicare:
Admissions	33,178	30,881	7.4%
Recertifications	13,133	13,489	(2.6)%
Average daily census	21,126	20,541	2.8%
Visits	542,526	571,289	(5.0)%
Total:
Admissions	57,222	56,825	0.7%
Same-store total admissions growth			0.7%
Recertifications	28,867	31,141	(7.3)%
Same-store total recertifications growth			(7.3)%
Average daily census	41,236	42,250	(2.4)%
Visits	1,090,216	1,203,336	(9.4)%
Visits per episode	13.9	14.9	(6.7)%
Cost per visit	$93.5	$90.0	3.9%
Revenue per patient day	$54.1	$55.5	(2.5)%
Cost per patient day	$27.9	$28.6	(2.4)%
(1) Private duty represents long-term comprehensive hourly nursing medical care.

Hospice

($ in millions)	Q1		'25 vs. '24
	2025	2024
Net service revenue	$59.3	$49.2	20.5%
Cost of service	26.8	24.3	10.3%
Gross margin	54.8%	50.6%
General and administrative expenses	17.4	15.7	10.8%
Net income attributable to noncontrolling interests	0.1	0.1	—%
Adjusted EBITDA	$15.0	$9.1	64.8%
% Adj. EBITDA margin	25.3%	18.5%
Operational metrics (actual amounts)
Total admissions	3,274	3,032	8.0%
Same-store total admissions growth			5.2%
Patient days	342,784	308,542	11.1%
Discharged average length of stay	101	104	(2.9)%
Average daily census	3,809	3,391	12.3%
Revenue per patient day	$173.0	$159.6	8.4%
Cost per patient day	$78.2	$78.8	(0.8)%
GUIDANCE
The Company reaffirmed its full-year 2025 guidance as of May 7, 2025:

($ in millions, except per share data)	2024 Actuals	2025 Guidance
Net service revenue	$1,034.8	$1,050 to $1,080
Adjusted EBITDA	$100.1	$101 to $107
Adjusted EPS	$0.21	$0.41 to $0.51
For additional considerations regarding the Company’s 2025 guidance ranges, see the supplemental information posted on the Company’s website at http://investors.ehab.com.
CONFERENCE CALL INFORMATION
The Company will host an investor conference call at 10 a.m. EDT on May 8, 2025 to discuss its results for the first quarter of 2025. To access the live call by phone, dial toll-free (888) 660-6150 or international (929) 203-0843; the conference ID is 5248158. A simultaneous webcast of the call, along with supplemental information, may be accessed by visiting https://events.q4inc.com/attendee/885393432. Following the call, a replay will be available on the Company’s website at http://investors.ehab.com.
ABOUT ENHABIT HOME HEALTH & HOSPICE
Enhabit Home Health & Hospice (Enhabit, Inc.) is a leading national home health and hospice provider working to expand what's possible for patient care in the home. Enhabit’s team of clinicians supports patients and their families where they are most comfortable, with a nationwide footprint spanning 251 home health locations and 113 hospice locations across 34 states. Enhabit leverages advanced technology and compassionate teams to deliver extraordinary patient care. For more information, visit ehab.com.

OTHER INFORMATION
Note regarding presentation and reconciliation of non-GAAP financial measures
The financial data contained in this press release and supplemental information includes non-GAAP (generally accepted accounting principles (GAAP)) financial measures as defined in Regulation G under the Securities Exchange Act of 1934, including Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EPS, and Adjusted free cash flow. For 2025, the Company has modified its methodology of calculating Adjusted free cash flow to exclude the impact of unusual or nonrecurring items on cash income taxes and changes in working capital. The change was made to conform to the Adjusted free cash flow measure with the current definition used by management and the Board of Directors to manage cash flow and evaluate performance. Prior periods presented herein have been recast to conform with the new methodology.
The Company believes the non-GAAP financial measures are useful to investors because they facilitate evaluation of core business operating results over multiple periods unaffected by differences in unusual or nonrecurring items. See “Supplemental Non-GAAP Information” for reconciliations of the non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Additionally, our Form 10-Q for the three months ended March 31, 2025, provides further information regarding “unusual or nonrecurring items that are not typical of ongoing operations,” a reconciliation item in our Adjusted EBITDA calculation. Such non-GAAP financial measures exclude significant components in understanding and assessing financial performance and should therefore not be considered superior to, as a substitute for or alternative to the GAAP financial measures presented in this press release. The non-GAAP financial measures in the press release may differ from similar measures used by other companies.
The Company is unable to reconcile the guidance for Adjusted EBITDA and Adjusted EPS to their corresponding GAAP measures without unreasonable effort due to the inherent difficulty in predicting, with reasonable certainty, the future impact of items that are outside the control of the Company or otherwise non-indicative of its ongoing operating performance. Accordingly, the Company relies on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K. Such items include, but are not limited to, gains or losses related to hedging instruments; loss on early extinguishment of debt; adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims); items related to corporate and facility restructurings; and professional fees and other costs or income related to items the Company believes to not be indicative of its ongoing operations. For the same reasons, the Company is unable to address the probable significance of the unavailable information.
Note regarding presentation of same-store comparisons
The Company uses “same-store” comparisons to explain the changes in certain performance metrics and line items within its financial statements. Same-store comparisons are calculated based on home health and hospice locations open throughout both the full current period and the immediately prior period presented. These comparisons include the financial results of market consolidation transactions in existing markets, as it is difficult to determine, with precision, the incremental impact of these transactions on the Company’s results of operations.

Enhabit, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended March 31,
($ in millions, except per share data)	2025	2024
Net service revenue	$259.9	$262.4
Cost of service, excluding depreciation and amortization	130.2	134.2
General and administrative expenses	107.5	107.5
Depreciation and amortization	6.3	7.8
Operating income	15.9	12.9
Interest expense and amortization of debt discounts and fees	9.4	11.1
Other income	(19.3)	—
Income before income taxes and noncontrolling interests	25.8	1.8
Provision for income taxes	7.4	0.9
Net income	18.4	0.9
Less: Net income attributable to noncontrolling interests	0.6	0.7
Net income attributable to Enhabit, Inc.	$17.8	$0.2

Weighted average common shares outstanding:
Basic	50.5	50.1
Diluted	50.8	50.4

Earnings per common share:
Basic earnings per share attributable to Enhabit, Inc. common stockholders	$0.35	$0.01
Diluted earnings per share attributable to Enhabit, Inc. common stockholders	$0.35	$0.01

Enhabit, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

(in millions)	March 31, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$39.5	$28.4
Restricted cash	1.3	1.9
Accounts receivable, net of allowances	160.9	149.2
Prepaid expenses and other current assets	9.6	13.2
Total current assets	211.3	192.7
Property and equipment, net	16.1	17.7
Operating lease right-of-use assets	52.1	52.8
Goodwill	900.0	900.0
Intangible assets, net	53.6	58.1
Other long-term assets	2.8	4.7
Total assets	$1,235.9	$1,226.0
Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long-term debt	$22.5	$22.8
Current operating lease liabilities	12.8	12.3
Accounts payable	8.0	6.7
Accrued payroll	49.4	37.1
Accrued medical insurance	7.8	5.5
Other current liabilities	41.0	41.8
Total current liabilities	141.5	126.2
Long-term debt, net of current portion	467.3	492.6
Long-term operating lease liabilities, net of current portion	41.0	41.8
Deferred income tax liabilities	12.8	11.5
Total liabilities	662.6	672.1
Commitments and contingencies (See Note 7)
Redeemable noncontrolling interests	5.0	5.0
Stockholders’ equity:
Total Enhabit, Inc. stockholders’ equity	543.2	523.5
Noncontrolling interests	25.1	25.4
Total stockholders’ equity	568.3	548.9
Total liabilities and stockholders’ equity	$1,235.9	$1,226.0

Enhabit, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Three Months Ended March 31,
(in millions)	2025	2024
Cash flows from operating activities:
Net income	$18.4	$0.9
Adjustments to reconcile net income to net cash provided by operating activities—
Depreciation and amortization	6.3	7.8
Amortization of debt-related costs	0.4	0.4
Gain on sale of investment	(19.3)	—
Stock-based compensation	4.0	1.8
Deferred income taxes	1.2	(0.5)
Other	—	(0.3)
Changes in assets and liabilities, net of acquisitions—
Accounts receivable, net of allowances	(11.7)	(9.7)
Prepaid expenses and other assets	4.1	3.7
Accounts payable	1.4	1.4
Accrued payroll	11.6	10.7
Other liabilities	1.5	1.1
Net cash provided by operating activities	17.9	17.3
Cash flows from investing activities:
Purchases of property and equipment, including capitalized software costs	(0.3)	(1.8)
Proceeds from sale of investment	21.0	—
Other	0.1	0.7
Net cash provided by (used in) investing activities	20.8	(1.1)
Cash flows from financing activities:
Principal payments on debt	(25.0)	(5.0)
Principal payments under finance lease obligations	(0.8)	(1.0)
Distributions paid to noncontrolling interests of consolidated affiliates	(0.9)	—
Other	(1.5)	(0.6)
Net cash used in financing activities	(28.2)	(6.6)
Increase in cash, cash equivalents, and restricted cash	10.5	9.6
Cash, cash equivalents, and restricted cash at beginning of period	30.3	29.8
Cash, cash equivalents, and restricted cash at end of period	$40.8	$39.4

Enhabit, Inc.
Supplemental Non-GAAP Information
(Unaudited)

Reconciliation of Earnings Per Share to Adjusted Earnings Per Share

	Three Months Ended March 31,
	2025	2024
Diluted earnings per share, as reported	$0.35	$0.01
Adjustments, net of tax:
Gain on sale of investment and loss on disposal of assets	(0.29)	—
Unusual or nonrecurring items that are not typical of ongoing operations(1)	0.01	0.06
Income tax adjustments(2)	0.03	0.01
Adjusted earnings per share(3)	$0.10	$0.07
(1)    Unusual or nonrecurring items in the three months ended March 31, 2025 include costs associated with restructuring activities and severance and nonroutine litigation; in the three months ended March 31, 2024, they include costs associated with the strategic review process, nonroutine litigation, standalone transition costs and shareholder activism.
(2)    Income tax adjustments include the effect of permanent book-tax differences attributable to stock-based compensation and the effect of a valuation allowance recorded against a portion of our deferred tax assets.
(3)    Adjusted diluted EPS may not sum due to rounding.

Reconciliation of Adjusted EBITDA to Adjusted Earnings Per Share

	Three Months Ended March 31,
	2025
		Adjustments
($ in millions, except per share data)	As Reported	Gain on Sale of Investment and Loss on Disposal of Assets	Unusual or Nonrecurring Items That are Not Typical of Ongoing Operations	Income tax Adjustments(4)	As Adjusted
Adjusted EBITDA(1)	$26.6	$—	$—	$—	$26.6
Interest expense and amortization of debt discounts and fees	(9.4)	—	—	—	(9.4)
Depreciation and amortization	(6.3)	—	—	—	(6.3)
Gain on sale of investment and loss on disposal of assets(2)	19.3	(19.3)	—	—	—
Stock-based compensation	(4.0)	—	—	—	(4.0)
Unusual or nonrecurring items that are not typical of ongoing operations(3)	(1.0)	—	1.0	—	—
Income before income taxes	25.2	(19.3)	1.0	—	6.9
Income tax (expense) benefit	(7.4)	4.6	(0.3)	1.4	(1.7)
Net income attributable to Enhabit, Inc.	$17.8	$(14.7)	$0.7	$1.4	$5.2
Adjusted diluted EPS(5)	$0.35	$(0.29)	$0.01	$0.03	$0.10
Adjusted diluted shares	50.8				50.8
(1)    Reconciliation to GAAP provided below.
(2)    Gain on sale of investment resulted from the sale of Medalogix investment.
(3)    Unusual or nonrecurring items in Q1 2025 include costs associated with restructuring activities and severance and nonroutine litigation.
(4)    Income tax adjustments include the effect of permanent book-tax differences attributable to stock-based compensation and the effect of a valuation allowance recorded against a portion of our deferred tax assets.
(5)    Adjusted diluted EPS may not sum due to rounding.

Reconciliation of Adjusted EBITDA to Adjusted Earnings Per Share

	Three Months Ended March 31,
	2024
		Adjustments
($ in millions, except per share data)	As Reported	Unusual or Nonrecurring Items That are Not Typical of Ongoing Operations	Income Tax Adjustments(3)	As Adjusted
Adjusted EBITDA(1)	$25.3	$—	$—	$25.3
Interest expense and amortization of debt discounts and fees	(11.1)	—	—	(11.1)
Depreciation and amortization	(7.8)	—	—	(7.8)
Gain on disposal of assets	0.2	—	—	0.2
Stock-based compensation	(1.8)	—	—	(1.8)
Unusual or nonrecurring items that are not typical of ongoing operations(2)	(3.7)	3.7	—	—
Income before income taxes	1.1	3.7	—	4.8
Income tax (expense) benefit	(0.9)	(0.9)	0.6	(1.2)
Net income attributable to Enhabit, Inc.	$0.2	$2.8	$0.6	$3.6
Adjusted diluted EPS(4)	$0.01	$0.06	$0.01	$0.07
Adjusted diluted shares	50.4			50.4
(1)    Reconciliation to GAAP provided below.
(2)    Unusual or nonrecurring items in Q1 2024 include costs associated with the strategic review process, nonroutine litigation, standalone transition costs and shareholder activism.
(3)    Income tax adjustments include the effect of permanent book-tax differences attributable to stock-based compensation.
(4)    Adjusted diluted EPS may not sum due to rounding.

Reconciliation of Net Income to Adjusted EBITDA

	Three Months Ended March 31,
($ in millions)	2025	2024
Net income	$18.4	$0.9
Interest expense and amortization of debt discounts and fees	9.4	11.1
Provision for income taxes	7.4	0.9
Depreciation and amortization	6.3	7.8
Gain on sale of investment and disposal of assets	(19.3)	(0.2)
Stock-based compensation	4.0	1.8
Net income attributable to noncontrolling interests	(0.6)	(0.7)
Unusual or nonrecurring items that are not typical of ongoing operations(1)	1.0	3.7
Adjusted EBITDA	$26.6	$25.3
(1)    Unusual or nonrecurring items in the three months ended March 31, 2025 include costs associated with restructuring activities and severance and nonroutine litigation; in the three months ended March 31, 2024, they include costs associated with the strategic review process, nonroutine litigation, standalone transition costs and shareholder activism.

Reconciliation of Net Cash Provided by Operating Activities to Adjusted EBITDA

	Three Months Ended March 31,
($ in millions)	2025	2024
Net cash provided by operating activities	$17.9	$17.3
Interest expense, excluding amortization of debt discounts and fees	9.0	10.7
Current portion of income tax expense	6.2	1.4
Change in assets and liabilities	(6.9)	(7.2)
Net income attributable to noncontrolling interests	(0.6)	(0.7)
Unusual or nonrecurring items that are not typical of ongoing operations(1)	1.0	3.7
Other	—	0.1
Adjusted EBITDA	$26.6	$25.3
(1)    Unusual or nonrecurring items in the three months ended March 31, 2025 include costs associated with restructuring activities and severance and nonroutine litigation; in the three months ended March 31, 2024, they include costs associated with the strategic review process, nonroutine litigation, standalone transition costs and shareholder activism.

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow

	Three Months Ended March 31,
($ in millions)	2025	2024
Net cash provided by operating activities	$17.9	$17.3
Unusual or nonrecurring items that are not typical of ongoing operations(1)	1.0	3.7
Capital expenditures for maintenance	(0.3)	(1.8)
Other working capital adjustments(2)	(0.8)	(0.6)
Distributions paid to noncontrolling interests of consolidated affiliates	(0.9)	—
Adjusted free cash flow	$16.9	$18.6
(1)    Unusual or nonrecurring items in the three months ended March 31, 2025 include costs associated with restructuring activities and severance and nonroutine litigation; in the three months ended March 31, 2024, they include costs associated with the strategic review process, nonroutine litigation, standalone transition costs and shareholder activism.
(2)    For 2025 and going forward, adjusted free cash flow will exclude the cash impact of unusual and nonrecurring items from both cash income tax payments (refunds), net and working capital and other. The 2024 calculations have been conformed to the current methodology, which has an impact of less than $0.1 for both Q1 and the full year.

Reconciliation of Gross Margin to Adjusted EBITDA Margin

	Three Months Ended March 31,
	2025	2024
Gross margin as a percentage of revenue	49.9%	48.9%
General and administrative expenses	(41.4)%	(41.0)%
Loss (gain) on disposal of assets	—%	(0.1)%
Stock-based compensation	1.5%	0.7%
Noncontrolling interests	(0.2)%	(0.3)%
Unusual or nonrecurring items that are not typical of ongoing operations(1)	0.4%	1.4%
Adjusted EBITDA margin	10.2%	9.6%
(1)    Unusual or nonrecurring items in the three months ended March 31, 2025 include costs associated with restructuring activities and severance and nonroutine litigation; in the three months ended March 31, 2024, they include costs associated with the strategic review process, nonroutine litigation, standalone transition costs and shareholder activism.

FORWARD-LOOKING STATEMENTS
This press release contains historical information, as well as forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that involve known and unknown risks and relate to, among other things, future events, projections, financial guidance, legislative or regulatory developments, strategy or growth opportunities, our future financial performance, our projected business results, or our projected capital expenditures. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, the reader can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “targets,” “potential,” or “continue” or the negative of these terms or other comparable terminology. Any forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise. Such forward-looking statements are necessarily estimates based upon current information and involve a number of risks and uncertainties, many of which are beyond our control. Actual events or results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual events or results to differ materially from those estimated by the Company include, but are not limited to, our ability to execute on our strategic plans; regulatory and other developments impacting the markets for our services; changes in reimbursement rates; general economic conditions; changes in the episodic versus non-episodic mix of our payers, the case mix of our patients, and payment methodologies; our ability to attract and retain key management personnel and healthcare professionals; potential disruptions or breaches of our or our vendors’, payers’, and other contract counterparties’ information systems; the outcome of litigation; quality performance and ratings; our ability to successfully complete and integrate de novo locations, acquisitions, investments, and joint ventures; our ability to successfully integrate technology in our operations; and our ability to control costs, particularly labor and employee benefit costs. Additional information regarding risks and factors that could cause actual results to differ materially from those expressed or implied by any forward-looking statement in this release are described in reports filed with the SEC, including our annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, copies of which are available on the Company’s website at http://investors.ehab.com.

Investor relations contact
investorrelations@ehab.com
469-860-6061
Media contact
Erin Volbeda
media@ehab.com
972-338-5141